                                                                    EXHIBIT 10.2

===============================================================================


                         SECURITIES PURCHASE AGREEMENT


                          DATED AS OF MARCH 31, 1998


                                 BY AND AMONG


                          GOTHIC ENERGY CORPORATION,


                            CHESAPEAKE GOTHIC CORP.


                                      AND


                      CHESAPEAKE ACQUISITION CORPORATION


===============================================================================

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1   Definitions.................................... 1
     Section 1.2.  Accounting Terms; Financial Statements......... 3


                                  ARTICLE II
                  ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES

     Section 2.1.  Issue of Securities............................ 4
     Section 2.2.  Purchase and Sale of Securities................ 4


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

     Section 3.1.  Representations and Warranties of the Company.. 5
     Section 3.2.  Representations and Warranties of the
                   Purchaser and Purchaser's Parent............... 9


                                  ARTICLE IV
                        CONDITIONS PRECEDENT TO CLOSING

     Section 4.1.  Conditions Precedent to Obligations of the
                   Purchaser......................................11
     Section 4.2.  Conditions Precedent to Obligations of the
                   Company........................................12


                                   ARTICLE V
                                   COVENANTS

     Section 5.1.  Furnishing of Information......................13
     Section 5.2.  Use of Proceeds................................13
     Section 5.3.  Board Representation...........................13

     Section 5.4.  Standstill Agreement...........................14
     Section 5.5.  Confidentiality................................14
     Section 5.6.  Conduct and Preservation of Business...........14
     Section 5.7.  Preferential Right.............................15
     Section 5.8.  Execution of Basic Documents...................15


                                   ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1.  Termination....................................16
     Section 6.2.  No Waiver; Modifications in Writing............16
     Section 6.3.  Communications.................................16
     Section 6.4.  Costs, Expenses and Taxes......................16
     Section 6.5.  Determinations.................................17
     Section 6.6.  Execution in Counterparts......................17
     Section 6.7.  Binding Effect; Assignment.....................17
     Section 6.8.  GOVERNING LAW..................................17
     Section 6.9.  Severability of Provisions.....................17
     Section 6.10. Headings.......................................17
     Section 6.11. Public Announcements...........................17

Schedule 3.1(d)(A)    Subsidiaries
Schedule 3.1(d)(B)    Options, Warrants, Convertible Securities, etc.
Schedule 3.1(d)(C)    Registration Rights
Exhibit 1             Certificate of Designation
Exhibit 2             Form of Common Stock Warrant
Exhibit 3             Participation Agreement
Exhibit 4             Arkoma Agreement
Exhibit 5             Registration Rights Agreement
Exhibit 6             Form of Opinion of Company Counsel

     This Securities Purchase Agreement (this "Agreement"), dated as of
March 31, 1998, is made by and among Gothic Energy Corporation, an Oklahoma corporation (the "Company"), Chesapeake Gothic Corp., an Oklahoma corporation (the "Purchaser"), and Chesapeake Acquisition Corporation, an Oklahoma corporation ("Purchaser's Parent").

     In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                 ARTICLE I

                                DEFINITIONS
                                -----------

     Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

            "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that, beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

            "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

            "Basic Documents" means, collectively, the Certificate of Designation, the Common Stock Warrant, the Participation Agreement, the Arkoma Agreement, the Registration Rights Agreement and this Agreement.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law to close.

            "Capitalized Lease Obligation" means an obligation to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

            "Certificate of Designation" means the Certificate of Designation duly adopted by the Board of Directors of the Company setting forth the rights, preferences and priorities of the Preferred Stock and filed with, and accepted for filing, so as to be effective, by the Secretary of the State of Oklahoma prior to the Closing hereunder and which is in the form of Exhibit 1 attached hereto.

            "Closing" has the meaning provided therefor in Section 2.2 of this Agreement.

            "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

            "Common Stock" means the Common Stock of the Company, $.01 par value per share.

            "Common Stock Warrant" means the warrant to be issued to the Purchaser to purchase shares of Common Stock of the Company.

            "Company" has the meaning provided therefor in the preamble of this Agreement.

            "Default" means any event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default.

            "ERISA" has the meaning provided therefor in Section 3.1 of this Agreement.

            "Event of Default" means a material breach of any representation, warranty or covenant of any of the Basic Documents that has not been remedied within 30 days of receipt of notice of such breach by the defaulting party.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

            "Exchange Act Filings" means the Company's Form 10-KSB for the year ended December 31, 1997 filed under the Exchange Act, a draft copy of which has been provided to Purchaser and a filed copy of which shall be provided to Purchaser prior to the Closing.

            "Information" has the meaning provided therefor in Section 2.1 of this Agreement.

            "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Material Adverse Effect" means, with respect to the Company and its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

            "Memorandum" means the Gothic Energy Corporation Confidential Private Placement Memorandum, dated February 20, 1998.

            "Notes" means some combination of senior notes, senior secured notes or zero coupon notes to be issued by the Company in an aggregate principal amount not less than $285 million.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other legal entity.

            "Preferred Stock" means the Senior Redeemable Preferred Stock, Series B, of the Company, $.05 par value per share.

            "Purchaser" has the meaning provided therefor in the preamble of this Agreement.

            "Registration Rights Agreement" means that certain Registration Rights Agreement to be entered into by and between the Company and the Purchaser in the form attached hereto as Exhibit 5.

            "Securities" has the meaning provided therefor in Section 2.1 of this Agreement.

            "State" means each of the states of the United States of America, the District of Columbia and the Commonwealth of Puerto Rico.

            "State Commission" means any agency of any State having jurisdiction to enforce such State's securities laws.

            "Subsidiaries" means of any specified Person, any corporation, partnership, limited liability company, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, limited liability company, joint venture, association or other business entity, with respect to which such first-named Person or any of its subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

            "Time of Purchase" has the meaning provided therefor in Section
2.2 of this Agreement.

            "Warrant Shares" has the meaning provided therefor in Section 2.1 of this Agreement.

     Section 1.2. Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice, shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to generally accepted accounting principles in the United States applied on a consistent basis except for changes with which such accountants concur. All determinations to which accounting principles apply shall be made in accordance with sound accounting practice.


                                  ARTICLE II

                   ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES
                  -------------------------------------------

     Section 2.1. Issue of Securities. The Company has authorized (i) the issuance of up to $50,000,000 aggregate liquidation value of the Preferred Stock (the "Preferred Shares"), (ii) the issuance of a Common Stock Warrant to purchase 2,439,246 shares of Common Stock at an exercise price of $.01 per share (the "Warrant Shares") in the form attached hereto as Exhibit 2, (iii) the execution, delivery and performance of that certain Sale and Participation Agreement to be entered into between the Company and the Purchaser (the "Participation Agreement") in the form attached hereto as Exhibit 3 and (iv) the execution, delivery and performance of that certain

Oil and Gas Asset Purchase Agreement to be entered into between the Company and the Purchaser (the "Arkoma Agreement") in the form attached hereto as Exhibit 4. The Preferred Stock will have the rights, preferences and priorities set forth in the Certificate of Designation. The aggregate liquidation value of the Preferred Stock will increase to the extent of accrued dividends paid in additional shares of Preferred Stock. The Common Stock Warrant will be substantially in the form as set out as Exhibit 2 attached hereto. The Preferred Stock, the Common Stock Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

            The Securities will be offered without being registered under the Act, in reliance on exemptions therefrom, including the exemption provided by
Section 4(2) of the Act.

            In connection with the sale of the Securities, the Company has provided the Purchaser with certain information including the Memorandum, the Exchange Act Filings and a summary of the terms of the Preferred Stock (the "Information.")

     Section 2.2. Purchase and Sale of Securities . Subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Purchaser, and the Purchaser and Purchaser's Parent agree that Purchaser will purchase from the Company at the Time of Purchase the Securities.

            The Securities shall have the terms set forth herein, in the Certificate of Designation and the Common Stock Warrant, respectively.

            The purchase and sale of $50,000,000 liquidation value of Preferred Stock and Common Stock Warrant pursuant to this Agreement will take place at a closing (the "Closing") at the offices of the Company, or at such other location as the parties may agree, on or before 10:00 A.M., New York City time, on April 27, 1998. The time at which the Closing is concluded is referred to herein as the "Time of Purchase."

            Delivery of the Securities to be purchased by the Purchaser pursuant to this Agreement shall be made at the Closing by the Company delivering definitive certificates representing the Securities to the Purchaser, in either case, against payment therefor in immediately available same-day funds to an account previously specified by the Company in writing. Any tax on the issuance of the Securities will be paid by the Company at the Time of Purchase pursuant to Section 6.4 hereof.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 3.1. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser and Purchaser's Parent as of the date hereof and as of the Time of Purchase as follows:

            (a) The Information provided to the Purchaser will not, at the Time of Purchase, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) The audited consolidated financial statements of the Company and its Subsidiaries, together with related notes and schedules thereto, included in the Exchange Act Filings fairly represent in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). Coopers & Lybrand, which reported upon the audited financial statements and schedules included in the Exchange Act Filings, is an independent public accounting firm as required by the Act and the rules and regulations thereunder.

            (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Each of the Company's Subsidiaries, including Gothic Production Corporation, a wholly-owned Subsidiary of the Company formed for the purpose of becoming the primary operating Subsidiary of the Company and owning substantially all of the Company's assets, is a corporation duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the nature of its business makes such qualification necessary and in which the failure so to qualify would have a Material Adverse Effect.

            (d) The authorized capital stock of the Company consists of 100,500,000 shares, of which 100,000,000 shares, par value $.01 per share, are designated "Common Stock" and 500,000 shares, par value $.05 per share, are designated "Preferred Stock." The Company has 16,261,640 shares of Common Stock issued and outstanding and 37,000 shares of Senior Redeemable Preferred Stock, Series A, issued and outstanding. All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, fully paid and non-assessable and were not issued in violation of any preemptive or similar rights. The Company has no Subsidiaries other than those listed on Schedule 3.1(d)(A) attached hereto. All of the capital stock of the Company's subsidiaries is owned by the Company, free and clear of any Liens. Except as described on
Schedule 3.1(d)(B) attached hereto, there are no outstanding securities, subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities other than the Common Stock Warrant.
Except as described in the Information, no Person other than the Purchaser has any rights to the registration of capital stock or other securities of the Company, under the Act or otherwise. Except as disclosed in the Information, there is no agreement, understanding or arrangement among the Company or its Subsidiaries and its respective stockholders or any other person relating to (i) the ownership or disposition of any capital stock of the Company or any of its Subsidiaries, (ii) the election of directors of the Company or any of its Subsidiaries or (iii) the governance of the Company's or any such Subsidiary's affairs; and no such agreements, arrangements or understandings will be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement or the other Basic Documents. The Company has reserved for issuance upon exercise of the Common Stock Warrant shares of Common Stock sufficient in number for the full exercise thereof at the initial exercise price, and the Warrant Shares will, upon issuance, be fully paid, non-assessable and free of preemptive rights and will not be subject to any restrictions on the transfer thereof, except for such restrictions set forth herein and in the Warrant Agreement and under the Act. Except as set forth on
Schedule 3.1(d)(C) attached hereto, there are no outstanding registration rights with respect to any shares of capital stock of the Company.

            (e) The Certificate of Designation has been duly authorized by the Company, its board of directors and all required stockholder action and when executed and delivered by the Company and filed with the Secretary of State of the State of Oklahoma will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Certificate of Incorporation of the Company, by virtue of the filing of the Certificate of Designation, sets forth the rights, preferences and priorities of the Preferred Stock.

            (f) This Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

            (g) The Common Stock Warrant and the Warrant Shares have been duly authorized by the Company and, when the Common Stock Warrant is executed by the Company and issued by the Company to the Purchaser in accordance with the terms of this Agreement, the Common Stock Warrant will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

            (h) The Company has all requisite corporate power and authority to
(i) execute, deliver and perform its obligations under this Agreement and each of the other Basic Documents, (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by the Company pursuant to or in connection with this Agreement and each of the other Basic Documents and (iii) issue the Securities pursuant hereto in the manner and for the purpose contemplated by this Agreement. The execution and delivery by the Company of this Agreement and each of the other Basic Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company.

            (i) Except as set forth in the Memorandum and the Exchange Act Filings, subsequent to the date as of which information is given in the Exchange Act Filings and immediately prior to the Time of Purchase, there has not been
(i) any event or condition that has had or that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on its Common Stock that has not been approved by the Purchaser in writing.

            (j) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties of the Company or its Subsidiaries are or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities by the Company or any of the other transactions contemplated by this Agreement, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

            (k) The execution, delivery and performance by the Company of this Agreement and the other Basic Documents, and the issuance and sale by the Company of the Securities and the execution, delivery and performance by the Company of all other agreements and instruments to be executed and delivered by the Company pursuant hereto or thereto or in connection herewith or therewith, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase having applicability to the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or, as of the Time of Purchase, any indenture or loan or credit agreement, or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected, or (iii) except as contemplated by this Agreement and the other Basic Documents, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of its Subsidiaries, except, in the case of clause (i), (ii) or (iii) of this Section 3.1(k), where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

            (l) Each agreement or instrument executed and delivered by the Company in connection with this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes or will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

            (m) Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries (i) will be in violation of its respective certificate of incorporation or by-laws, (ii) will be in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iii) will be in violation of any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or (iv) will have violated or be in violation of any such statute, rule or regulation of any governmental authority, which default or violation (individually or in the aggregate) would (x) affect the legality, validity or enforceability of this Agreement or any of the other Basic Documents or (y) have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

            (n) No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries (to the extent they are a party thereto) of this Agreement or any of the other Basic Documents, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Securities or (ii) as would not (individually or in the aggregate) have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole or (iii) as would not have a material adverse effect on the value of the Purchaser's rights under the Basic Documents. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which are required to have been obtained or made as of the Time of Purchase have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal, direct proceeding or otherwise.

            (o) The Company and each of its Subsidiaries has good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Memorandum or the Exchange Act Filings as owned by each of them which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except such Liens as are described in the Memorandum or the Exchange Act Filings or on Schedule 3.1(o) hereto. All of the leases material to the business of the Company and the Subsidiaries, taken as a whole, and under which the Company or any Subsidiary holds properties described in the Memorandum or the Exchange Act Filings, are valid and binding as leased by them, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries.

            (p) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and those Taxes for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

            (q) Each of the Company and its Subsidiaries is in substantial compliance with all laws, rules and regulations applicable to the Company, and each such Subsidiary, and the Company and its Subsidiaries own or possess and are operating in compliance in all material respects with the terms, provisions, conditions, restrictions and limitations contained in all licenses, franchises, approvals, certificates and permits from all Federal, State, territorial, foreign and local governmental and regulatory authorities which are necessary to own or lease and operate their respective properties and assets and to conduct their respective businesses, except where the failure to comply with any of the foregoing would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

            (r) Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2 hereof and the due performance by the Purchaser of the covenants and agreements set forth in Section 3.2 hereof, the sale of the Securities to the Purchaser in the manner contemplated by this Agreement does not require registration of the Securities under the Act.

     Section 3.2. Representations and Warranties of the Purchaser and Purchaser's Parent.

            (a) Each of the Purchaser and Purchaser's Parent represents and warrants to, and covenants and agrees with, the Company that: (1) the Securities to be acquired by the Purchaser hereunder are being acquired for its own account or an account with respect to which it exercises sole investment discretion and it or any such account is a "qualified institutional buyer" as defined in Rule 144A promulgated under the Act ("QIB") or an "Accredited Investor" as defined under Regulation D promulgated under the Act and has no intention of distributing or reselling such Securities or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any state; (2) each of the Purchaser and Purchaser's Parent acknowledges that the Securities have not been or will not be registered under the Act and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, United States persons, except as set forth below; (3) Purchaser shall not resell or otherwise transfer any of such Securities within two (2) years after the original issuance of the Securities, except (A) to the Company or any of its Subsidiaries, (B) inside the United

States to a QIB in compliance with Rule 144A promulgated under the Act, (C) inside the United States to an "Accredited Investor" that, prior to such transfer, furnishes (or has furnished on its behalf by a United States broker-dealer) to the Company a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (D) outside the United States in compliance with Rule 904 promulgated under the Act,
(E) pursuant to any other exemption from registration provided under the Act (if available) including Rule 144 promulgated thereunder or (F) pursuant to an effective registration statement under the Act, and (4) Purchaser will give to each person to whom it transfers the Securities notice of any restrictions on transfer of such Securities; and subject, nevertheless, to the disposition of the Purchaser's property being at all times within its control. If the Purchaser should in the future decide to dispose of any of the Securities, the Purchaser understands and agrees that it may do so only in compliance with the Act, as then in effect, and that stop-transfer instructions to that effect will be in effect with respect to the Securities. If the Purchaser should decide to transfer or otherwise dispose of the Securities, the Purchaser shall comply with the requirements set forth in the relevant Basic Documents. The Purchaser agrees to the imprinting, so long as required by the terms of the relevant Basic Document, of the applicable legends contained in the Common Stock Warrant on each certificate representing the Common Stock Warrant or Warrant Shares.

            (b) Each of the Purchaser and Purchaser's Parent also represents that no part of the funds to be used to purchase the Securities to be purchased by the Purchaser constitutes assets of any employee benefit plan, except as otherwise disclosed in writing to the Company on or prior to the Closing Date. As used in this Section 3.2(b), the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA.

            (c) Each of the Purchaser and Purchaser's Parent also represents and warrants to the Company that (i) the Purchaser is a wholly-owned subsidiary of Purchaser's Parent, (ii) each of the Purchaser and Purchaser's Parent has received and reviewed the Information; (iii) each of Purchaser and Purchaser's Parent has authorized the purchase of the Securities; and (iv) the purchase of Securities does not violate the Purchaser's charter, by-laws, or other organizational documents or any law or regulation to which it is subject.


                                  ARTICLE IV

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     Section 4.1. Conditions Precedent to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Securities to be purchased by it hereunder is subject, at the Time of Purchase, to the satisfaction of the following conditions:

            (a) The Purchaser shall have received an opinion, addressed to it in form and substance reasonably satisfactory to the Purchaser and dated the Time of Purchase, of William S. Clarke, P.A., counsel to the Company, substantially in the form of Exhibit 5 attached hereto.

            (b) In rendering such opinion in accordance with Section 4.1(a) hereof, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and its Subsidiaries as well as representations of the Purchaser and by government officials, and upon such other documents as such counsel deems appropriate as a basis for its opinion. Such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdictions. To the extent such opinion concerns the laws of any other such jurisdiction, such counsel may rely upon the opinion of counsel (reasonably satisfactory to the Purchaser) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Purchaser together with the opinion of such counsel, which opinion shall state that such counsel believes that it and the Purchaser's reliance thereon is justified.

            (c) The representations and warranties made by the Company herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase, and the Company shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the other Basic Documents required to be performed by it at or prior to the Time of Purchase.

            (d) Except as set forth in the Information, subsequent to the date of the Exchange Act Filings and immediately prior to the Time of Purchase, (i) there shall not have been any change, or any development involving a prospective change, which has affected or may affect materially and adversely the businesses, properties or prospects or the financial condition or the results of operations of the Company and its Subsidiaries, taken as a whole; and (ii) the Company and its Subsidiaries shall have conducted their respective businesses only in the ordinary course.

            (e) At the Time of Purchase and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Basic Documents, there shall exist no Default or Event of Default.

            (f) As to the Purchaser, the purchase of and payment for the Securities by the Purchaser hereunder or under the Common Stock Warrant (i) shall not be prohibited or enjoined temporarily or permanently by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of such Federal Reserve System), (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation (provided, however, that such regulation, law or onerous condition was not in effect as of the date of this Agreement), and (iii) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

            (g) At the Time of Purchase, the Purchaser shall have received a certificate, dated as of the Time of Purchase, from the Company stating that the conditions specified in Sections 4.1(a), (b) and (c) hereof have been satisfied or duly waived at the Time of Purchase.

            (h) Each of the Basic Documents shall be substantially in the form attached hereto and the Basic Documents shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

            (i) The issuance and sale by the Company, or a Subsidiary, of an aggregate of $285 million principal amount of notes.

            (j) The redemption by the Company of its $100,000,000 12 1/4% Series A and Series B Senior Notes due 2004 at 101% of the aggregate principal amount thereof.

            (k) The redemption by the Company of its Senior Redeemable Preferred Stock, Series A at 101% of the aggregate principal amount thereof.

            (l) The execution of a new credit facility providing the Company sufficient resources to participate under the terms of the Participation Agreement.

            (m) The Time of Purchase shall not be later than 5:00 P.M., New York City time, on April 27, 1998, subject to extension if the Purchaser agrees to extend the Time of Purchase upon request to do so by the Company.

            (n) All proceedings taken in connection with the issuance of the Securities and the transactions contemplated by this Agreement and the other Basic Documents, and all documents and papers relating thereto, shall be reasonably satisfactory to the Company and the Purchaser. The Purchaser shall have received copies of such papers and documents as it may reasonably request in connection therewith, all in form and substance reasonably satisfactory to it.

            (o) The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Oklahoma.

     Section 4.2. Conditions Precedent to Obligations of the Company. The obligations of the Company to issue and sell the Securities pursuant to this Agreement are subject, at the Time of Purchase, to the satisfaction of the following conditions:

            (a) The representations and warranties made by the Purchaser and Purchaser's Parent herein shall be true and correct in all material respects at and as of the Time of Purchase, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase.

            (b) The issuance or sale of the Securities by the Company shall not be enjoined under the laws of any jurisdiction to which the Company is subject (temporarily or permanently) at the Time of Purchase.

            (c) Each of the Basic Documents shall be satisfactory in form and substance to the Company and shall have been duly authorized, executed and delivered by all respective parties thereto and shall be in full force and effect and counsel to the Company shall have received a copy of each of such documents duly executed and delivered by such parties.

            (d) The issuance and sale by the Company, or a Subsidiary, of an aggregate of $285 million principal amount of notes.

            (e) The redemption by the Company of its $100,000,000 12 1/4% Series A and Series B Senior Notes due 2004 at 101% of the aggregate principal amount thereof.

            (f) The redemption by the Company of its Senior Redeemable Preferred Stock, Series A at 101% of the aggregate principal amount thereof.

            (g) The execution of a new credit facility providing the Company sufficient resources to participate under the terms of the Participation Agreement.


                                   ARTICLE V

                                   COVENANTS
                                   ---------

     Section 5.1. Furnishing of Information. The Company will furnish to the Purchaser, as long as the Purchaser owns any Preferred Stock, the information required by the Certificate of Designation.

     Section 5.2. Use of Proceeds. The Company will use the proceeds from the issuance and sale of the Securities to redeem the Senior Redeemable Preferred Stock, Series A, of the Company, $.05 par value per share, to pay fees and expenses related thereto and to the issuance of the Securities and the Notes and to reduce bank debt.

     Section 5.3.  Board Representation.  (a) So long as the Purchaser owns
50% or more of the outstanding shares of Preferred Stock, such party shall be entitled to designate that number of members for election to the Board of Directors of the Company so that Purchaser or Purchaser's Parent, as the case may be, shall be able to designate not less than 20% of the members of the Board of Directors of the Company.

            (b) In lieu of the right to designate members to the Company's Board of Directors and (i) so long as Purchaser or Purchaser's Parent, as the case may be, owns at least 20% of the outstanding shares of Preferred Stock or (ii) during the term of the Participation Agreement, Purchaser may appoint an observer who will be entitled to receive notice of, and will have the right to attend, all meetings of the Board of Directors of the Company and all committees thereof. Copies of all written information delivered to members of the Board of Directors of the Company or any committee thereof shall be concurrently
delivered to any such observer.   During the time that an observer has been and
continues to be appointed under this paragraph, the Purchaser agrees that any confidential information disclosed to the observer in the course of such person's service as an observer will be subject to the limitations on use and disclosure that would apply if the observer were a director of the Company. All reasonable expenses of any such observer will be paid by the Company.

     Section 5.4. Standstill Agreement. Until March 1, 2000, except as contemplated by the Basic Agreements or unless such shall have been specifically invited in writing by the Board of Directors of the Company, neither the Purchaser or Purchaser's Parent nor any of the Purchaser's or Purchaser's Parent's Representatives, as defined below, will in any manner, directly or indirectly, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries; (ii) any tender or exchange offer or merger or other business combination involving the Company or any of its subsidiaries; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company, (b) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended), (c) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, (d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above, or (e) enter into any arrangements with any third party with respect to any of the foregoing. The Purchaser, Purchaser's Parent, their Representatives and Affiliates shall not during any such period request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this paragraph (including this sentence). "Representatives" shall mean Purchaser's or Purchaser's Parent's directors, officers, employees, partners, Affiliates, agents, advisors or representatives.

     Section 5.5. Confidentiality. Following the Closing, the Purchaser, Purchaser's Parent and their Affiliates shall maintain the confidentiality of all information received from the Company, except (i) information in the public domain or independently received from a third party with a right to disclose such information or (ii) to the extent that disclosure is required by law.

     Section 5.6. Conduct and Preservation of Business. Except as provided in this Agreement, during the period from the date hereof to the Closing, the Company (i) shall conduct its operations according to its ordinary course of business consistent with past practice; (ii) shall use its reasonable best efforts to preserve, maintain and protect its properties; and (iii) shall use its reasonable best efforts to preserve intact its business organization.

     Section 5.7. Preferential Right. So long as the Purchaser or the Purchaser's Parent owns 50% or more of the outstanding shares of Preferred Stock, in the event the Company proposes to issue any of its securities (other than debt securities with no equity feature), the Purchaser shall have the preferential right to subscribe for and purchase such securities in a proportion equal to the greater of (i) the number of shares of Common Stock, together with the Warrant Shares issuable upon exercise of the Warrant, owned by Purchaser to the total number of outstanding shares of Common Stock and (ii) 20% of the Common Stock; provided, however, that this right shall not apply to securities issued: (a) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock; (b) pursuant to subscriptions, warrants, options, convertible securities or other rights which are listed in Schedule 3.1(d)(B) as being outstanding on the date of this Agreement; (c) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of stock or assets of any other entity; (d) pursuant to a firm commitment underwritten public offering and
(e) pursuant to the exercise of newly-issued options to purchase Common Stock granted to directors, officers, employees or consultants of the Company in connection with their service to the Company, not to exceed in the aggregate 2.5 million shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock). The Company's written notice to the Purchaser shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms.
The Purchaser may accept the

Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of 15 days, in which event the Company shall promptly sell and the Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by the Purchaser; provided, notwithstanding the other provisions of this Section, in connection with a Rule 144A offering, the Company may sell the entire amount offered to one or more initial purchasers (the "Initial Purchaser") so long as the company causes the Initial Purchaser to offer the same number of securities to the Purchaser that the Company would otherwise be required to offer the Purchaser and on the same terms and in the same manner as the Initial Purchaser offers such securities to other investors. The Company shall be free at any time prior to 90 days after the date of its notice of offer to the Purchaser, to offer and sell to any third party or parties the number of such securities not agreed by the Purchaser to be purchased by the Purchaser, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchaser. However, if such third party sale or sales are not consummated within such 90-day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 5.7.

     Section 5.8. Execution of Basic Documents. At the Closing, the parties shall execute and deliver to one another the Basic Documents.


                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     Section 6.1. Termination. This Agreement may be terminated (as to the party electing to so terminate it) at any time prior to the Time of Purchase:

            (a) by the Company if any of the conditions specified in Section 4.2 hereof have not been met or waived by the Company pursuant to the terms of this Agreement;

            (b) by the Purchaser or Purchaser's Parent if any of the conditions specified in Section 4.1 hereof have not been met or waived pursuant to the terms of this Agreement.

     Section 6.2. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. Prior to the Time of Purchase, no amendment, modification, termination of any provision or waiver of or consent to any departure by the Company from any provision of the Basic Documents shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, after the Time of Purchase, no amendment, modification, termination of any provision or waiver of or consent to any departure by the Company from any provision of the Basic Documents shall be effective unless signed in writing by or on behalf of the holders of a majority of shares of Preferred Stock outstanding. Any amendment, supplement or modification of or to any provision of the Basic Documents, any waiver of any provision of the Basic Documents, and any consent to any departure by the Company from the terms of any provision of the Basic Documents, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     Section 6.3. Communications. Unless otherwise provided herein, any notice or other communications herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by mail and shall be deemed to have been given when delivered in person upon receipt of telecopy or telex against receipt of answer back or four Business Days after depositing it in the mail registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 6.3) shall be set forth under each party's name on the signature pages hereto.

     Section 6.4. Costs, Expenses and Taxes. Each of the Company and the Purchaser agrees to pay all costs and expenses incurred by them, respectively, in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Basic Document or the issuance of the Securities, and shall save and hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

     Section 6.5. Determinations. All determinations to be made by the Company or the Purchaser hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

     Section 6.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     Section 6.7. Binding Effect; Assignment. The rights and obligations of the Purchaser under this Agreement may not be assigned to any other Person except with the prior consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchaser, and their successors and assigns; provided, however, that the Company's rights under Section 5.4 shall not be assignable.

     SECTION 6.8. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF OKLAHOMA, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 6.9.  Severability of Provisions.  Any provision of this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 6.10. Headings. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     Section 6.11. Public Announcements. The Purchaser and the Company will each prepare and issue their own press releases related to this Agreement; however, each party will have the right to approve the other party's press release.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                      GOTHIC ENERGY CORPORATION


                                 By:  __________________________________________
                                      Michael K. Paulk, President
                                        Notice Address:
                                          5727 South Lewis Avenue, Suite 700
                                          Tulsa, Oklahoma  74105
                                          Telephone:  (918) 749-5666
                                          Telecopy:  (918) 749-5882



                                      CHESAPEAKE GOTHIC CORP., as Purchaser


                                 By:  __________________________________________
                                      Aubrey K. McClendon, President
                                        Notice Address:



                                      CHESAPEAKE ACQUISITION CORPORATION,
                                       as Purchaser's Parent


                                 By:  __________________________________________
                                      Aubrey K. McClendon, President
                                        Notice Address:



CHESAPEAKE\AGREEMENTS\Securities Purchase.April98

                         CERTIFICATE OF DESIGNATION OF
                           PREFERENCES AND RIGHTS OF
                  SENIOR REDEEMABLE PREFERRED STOCK, SERIES B
                          (par value $.05 per share)

                                      OF

                           GOTHIC ENERGY CORPORATION

                             ____________________

                       Pursuant to Section 1032G of the
                       Oklahoma General Corporation Act

                             ____________________


     GOTHIC ENERGY CORPORATION, a corporation organized and existing under the Oklahoma General Corporation Act (the "Corporation"), does hereby certify that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 1032G of the Oklahoma General Corporation Act, said Board of Directors duly adopted a resolution on March _____, 1998, which approved the filing of this Certificate of Designation and which resolution remains in full force and effect as of the date hereof.

     Pursuant to such resolution and the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, there is hereby created a series of preferred stock of the Corporation, which series shall have the following powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, in addition to those set forth in the Certificate of Incorporation of the Corporation:

     1. Certain Definitions. As used herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Business Day" means a day that is not a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open.

     "Common Stock" of any Person means all capital stock of such Person that is generally entitled to (i) vote in the election of directors of such Person if such Person is a corporation or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

     "Corporation" means Gothic Energy Corporation, an Oklahoma corporation.

     "Dividend Payment Date" means April 1, July 1, October 1 and January 1, commencing July 1, 1998, unless such day is not a Business Day, in which case the Dividend Payment Date shall be the immediately succeeding Business Day.

     "Dividend Rate" has the meaning specified in Section 3 hereof.

     "Dividend Record Date" means a day 15 days preceding the Dividend Payment Date.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

     "Fair Market Value" means with respect to the Corporation's Common Stock the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten days consisting of the day as of which "Fair Market Value" is being determined and the nine consecutive business days prior to such day; provided, that if such security is listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Fair Market Value" shall be the fair value thereof determined jointly by the Corporation and the Holders of a majority of the Series B Preferred Stock then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Corporation and the Holders of a majority of the Series B Preferred Stock then outstanding. The determination of such appraiser shall be final and binding on the Corporation and the Holders, and the fees and expenses of such appraiser shall be paid jointly by the Corporation and the Holders.

     "Holder" means a registered holder of shares of Series B Preferred Stock.

     "Liquidation Preference" means $1,000 per share of Series B Preferred Stock plus, for purposes of Section 8 hereof, depending on whether such share is issued or accrued, in each case, accrued and unpaid dividends, whether or not declared, if any, thereon through the date such Liquidation Preference is paid.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other legal entity.

     "Preferred Stock" means any capital stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other classes of capital stock issued by such Person.

     "Redemption Date" when used with respect to any shares of Series B Preferred Stock means the date fixed for such redemption of such shares of Series B Preferred Stock pursuant to Section 6 hereof.

     "Redemption Notice" has the meaning specified in Section 7(C) hereof.

     "SEC" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

     "Series B Preferred Stock" means the Senior Redeemable Preferred Stock, Series B, par value $.05 per share, of the Corporation.

     2. Designation. The series of preferred stock established hereby shall be designated the "Senior Redeemable Preferred Stock, Series B" (and shall be referred to herein as the "Series B Preferred Stock") and the authorized number of shares of Series B Preferred Stock shall be 165,000 shares.

     3. Dividends. Holders will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable at a rate per annum (the "Dividend Rate") of 12% of the aggregate Liquidation Preference of the Series B Preferred Stock payable in additional shares of Series B Preferred Stock having an aggregate Liquidation Preference equal to the amount of such dividends due on any Dividend Payment Date ("PIK" Stock"); provided, however, that after April 1, 2000, at the Corporation's option, the dividends payable on any Dividend Payment Date on each share of Series B Preferred Stock may be paid in cash. Dividends will be cumulative and will accrue from the date of issuance and be payable quarterly in arrears as provided in the immediately preceding sentence on each Dividend Payment Date, commencing on July 1, 1998. Dividends, whether or not declared, will cumulate until declared and paid, when declaration and payment may be for all or part of the then-accumulated dividends. Each dividend shall be payable to Holders of record as they appear on the stock books of the Corporation on each Dividend Record Date. Accumulated and unpaid dividends payable in Series B Preferred Stock will accrue dividends from the relevant Dividend

Payment Date and be payable quarterly to the same extent as issued shares of Series B Preferred Stock. Dividends shall cease to accrue with respect to shares of the Series B Preferred Stock on any Redemption Date with respect to such shares of Series B Preferred Stock redeemed on any such date.

     No dividends shall be declared or paid or set apart for payment on any Junior Stock (as defined) (other than dividends payable in Common Stock) for any period unless (the "Junior Distribution Condition") the Corporation has declared and paid in cash dividends on the Series B Preferred Stock for eight (8) consecutive quarters. When dividends are not paid in full upon the Preferred Stock, all dividends declared upon shares of the Preferred Stock shall be declared pro rata. Unless the Junior Distribution Conditions have been satisfied, no dividends (other than dividends payable in Common Stock) shall be declared or paid or set apart for payment or other distribution upon any Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired by the Corporation for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation.

     4. Ranking. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank senior to all classes of Common Stock of the Corporation and senior to all other classes or series of any class of Preferred Stock of the Corporation, whether currently outstanding or issued hereafter (collectively, the "Junior Stock").

     5.   Conversion.  The Preferred Stock shall be convertible as follows:

          (A) Optional Conversion. The Series B Preferred Stock shall be convertible, without the payment of any additional consideration by the Holders, at the option of the Holders upon 90 days' prior written notice to the Corporation, on or after April 30, 2000 at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into the number of fully paid and non-assessable shares of Common Stock determined by dividing the Liquidation Preference by the greater of [the lesser of (i) the average closing price for the Common Stock on the three trading days up to and including the date of signing and (ii) the average closing price for the Common Stock on the three trading days prior to the Closing Date] and the Fair Market Value of the Corporation's Common Stock in effect at the time of conversion.

              Notwithstanding the foregoing, no Holder or "group" (as defined under the Exchange Act) of Holders shall be able to convert any shares of Series B Preferred Stock pursuant to this Section 5(A) to the extent that the conversion of such shares would cause such Holder or "group" of Holders to own or be deemed to own by The Nasdaq Stock Market more than 19.9% of the outstanding Common Stock of the Corporation prior to such conversion.

          (B) Merger, Consolidation or Disposition of Assets. Notwithstanding anything to the contrary contained in Section 5(A) in case a third party makes a tender offer for in excess of 50% of the outstanding Common Stock, or the Corporation shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such tender merger, consolidation or disposition, cash or shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of all or part of the Common Stock of the Corporation, then each Holder of a share of the Series B Preferred Stock shall have the right thereafter to receive, upon conversion of such share of Series B Preferred Stock at Fair Market Value conditional upon the consummation of such transaction, such cash or shares of Common Stock constituting the cash or number of shares of common stock of the successor or acquiring corporation, as the case may be, receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number shares of Common Stock into which one (1) share of the Series B Preferred Stock could be converted immediately prior to such event.

          (C) Mechanisms of Conversion. Before any Holder of the Series B Preferred Stock shall be entitled to convert the same into Common Stock, the Holder shall give 90 days' prior written notice to the Corporation and shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, the certificate or certificates representing such Series B Preferred Stock, accompanied by written notice to the Corporation that the Holder elects to convert all or a specified number of such shares and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such Holder of the Series B Preferred Stock or to his nominee or nominees a certificate representing the number of shares of Common Stock to which such Holder shall be entitled as aforesaid and, if less than the full number of shares of the Series B Preferred Stock evidenced by such surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares of the Series B Preferred Stock evidenced by such surrendered certificates less the number of such shares being converted. Dividends shall continue to accrue on shares of Series B Preferred Stock from the date of the notice of conversion through the date of conversion.

          (D) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of any Series B Preferred Stock. If the conversion of any shares of Series B Preferred Stock results in a fraction of a share of Common Stock, an amount equal to such fraction multiplied by the Fair Market Value per share of Common Stock on the day of delivery to the Corporation of notice of conversion of such shares or dividends, as applicable, shall be promptly paid by the Corporation to the Holder of such shares in immediately available funds.

     6. Voting Rights. Except as required by the Oklahoma General Corporation Act, or as set forth herein, the Holders shall not be entitled to vote on any matter submitted to a vote of stockholders of the Corporation. On any matters on which the Holders shall be so entitled to vote, they shall be entitled to one vote for each share held. Except for the issuance of 50,000 shares of the Series B Preferred Stock to Chesapeake Gothic Corp., an Oklahoma corporation, pursuant to that certain Securities Purchase Agreement dated March 31, 1998, any remaining shares of Series B Preferred Stock can only be issued as PIK Stock and may not be issued for any other purpose or in any other manner without the prior approval of Holders of 75% of the Series B Preferred Stock.

     7.   Redemption.

          (A) Optional Redemption. (i) At any time prior to April 30, 2000, the Series B Preferred Stock may be redeemed (subject to contractual and other restrictions with respect thereto and the legal availability of funds therefor) at the option of the Corporation in whole or, from time to time, in part, in the manner provided in Section 7(C) hereof at 105% of the Liquidation Preference of the Series B Preferred Stock so redeemed, payable in cash out of the net proceeds from a public or private offering of any equity security (as defined in the Exchange Act), plus accrued and unpaid dividends (whether or not declared), which shall also be paid in cash (whether or not otherwise payable in cash) to the Redemption Date.

              (ii) At any time on or after April 30, 2000, the Series B Preferred Stock may be redeemed (subject to contractual and other restrictions with respect thereto and the legal availability of funds therefor) at the option of the Corporation in whole or, from time to time, in part, in the manner provided in Section 7(C) hereof at any time at a redemption price equal to the Liquidation Preference of the Series B Preferred Stock so redeemed, payable in cash, plus accrued and unpaid dividends (whether or not declared), which shall also be paid in cash (whether or not otherwise payable in cash) to the Redemption Date.

          (B) Mandatory Redemption. The Corporation shall redeem all outstanding shares of Series B Preferred Stock on June 30, 2008 at a redemption price equal to the Liquidation Preference thereof, payable in cash or, at the option of the Corporation, in shares of Common Stock of the Corporation at Fair Market Value, plus accrued and unpaid dividends (whether or not declared).

          (C) Procedure for Redemption.

              (i) In the event of a redemption of less than all of the Series B Preferred Stock, the shares so redeemed will be determined by the Corporation pro rata according to the number of shares held by each Holder.

              (ii) The Corporation shall send a written notice of redemption (the "Redemption Notice") by first-class mail, postage prepaid, not fewer than 3 days nor more than 30 days prior to the applicable Redemption Date to each Holder as of the record date fixed for such redemption of Series B Preferred Stock at such Holder's address as the same appears on the stock books of the Corporation; provided, however, that no failure to give such notice to any

Holder or Holders nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series B Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. The Redemption Notice shall state:

                   (A) whether all or less than all the outstanding shares of Series B Preferred Stock are to be redeemed and the total number of shares of Series B Preferred Stock being redeemed;

                   (B) the number of shares of Series B Preferred Stock held of record by that specific Holder that the Corporation intends to redeem;

                   (C) the applicable Redemption Date;

                   (D) the manner and place or places at which payment for the shares called for redemption will, upon presentation and surrender to the Corporation of the Series B Preferred Stock Certificates evidencing the shares being redeemed, be made; and

                   (E) that dividends on the shares of Series B Preferred Stock being redeemed shall cease to accrue on the applicable Redemption Date.

             (iii) On the applicable Redemption Date, the full applicable redemption price shall become payable for the shares of Series B Preferred Stock being redeemed on the applicable Redemption Date. As a condition of payment of the applicable redemption price, each Holder of Series B Preferred Stock must surrender a Series B Preferred Stock Certificate or Certificates representing the shares of Series B Preferred Stock being redeemed by the Corporation in the manner and at the place designated in the applicable Redemption Notice. The full applicable redemption price for such shares properly tendered for payment shall be paid to the person whose name appears on such certificate or certificates as the owner thereof, on and after the applicable Redemption Date when and as certificates for the shares being redeemed are properly tendered for payment. Each surrendered Series B Preferred Stock Certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

             (iv) On the applicable Redemption Date, unless the Corporation defaults in the payment of the applicable redemption price, dividends will cease to accrue with respect to the shares of Series B Preferred Stock called for redemption, regardless of whether the Holder has surrendered the Series B Preferred Stock certificate representing same. All rights of Holders of such redeemed shares will terminate except for the right to receive the applicable redemption price.

     8.   Information.

          So long as any of the Series B Preferred Stock remains outstanding, the Corporation shall provide to each Holder, within ten (10) days of filing, such periodic and other reports as the Corporation is required to file under the Exchange Act. Such reports shall be mailed to the Holder at its address as it appears on the stock records of the Corporation or such other address as the Holder may have provided.

     9.   Payment on Liquidation.

          (A) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, Holders of Series B Preferred Stock will be entitled to receive an amount in cash equal to the Liquidation Preference, before any distribution is made on any Common Stock or other Preferred Stock of the Corporation. After payment of the full amount of the Liquidation Preference to which they are entitled, Holders of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

          (B) For the purposes of this Section 9, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more corporations shall be deemed a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, unless such sale, conveyance, exchange or transfer shall be in connection with a dissolution or winding-up of the business of the Corporation.

     10. Exclusion of Other Rights. Except as may otherwise be required by the Oklahoma General Corporation Act, shares of the Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation (as such Certificate may be amended from time to time) and in the Corporation's Certificate of Incorporation, as amended. Except as otherwise provided in writing, no shares of Series B Preferred Stock shall have any preemptive or subscription rights whatsoever as to any securities of the Corporation.

     11. Reissuance of Preferred Stock. Shares of Series B Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the Oklahoma General Corporation Act) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock, except the Series B Preferred Stock.

     12. Business Day. If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day.

     13. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     14. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth in this Certificate of Designation (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

     15. Notice. All notices and other communications provided for or permitted to be given to the Corporation hereunder shall be made by hand delivery, next-day air courier or certified, first-class mail to the Corporation at its principal executive offices (currently located at 5727 South Lewis Avenue, Suite 700, Tulsa Oklahoma 74105).

     16. Amendments. Any provisions of this Certificate of Designation may be amended by the Corporation, or waived by the Holders, in each case with the written consent of Holders representing a majority of the outstanding shares of Series B Preferred Stock.

     IN WITNESS WHEREOF, Gothic Energy Corporation has caused this Certificate of Designation of Preferences and Rights of its Series B Preferred Stock to be signed and attested by its duly authorized officers, this _____ day of March, 1998.


Attest:                                    GOTHIC ENERGY CORPORATION


                                      By:
-----------------------------------        ------------------------------------
Name:                                      Michael Paulk, President
Secretary



CHESAPEAKE\AGREEMENTS\CertificateOfDesignation.April98

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY STATE OR OTHER APPLICABLE SECURITIES LAWS.

                                    WARRANT

                          to Purchase Common Stock of

                           GOTHIC ENERGY CORPORATION

                          Expiring on April ___, 2008


Date of Issuance: April ___, 1998                       Certificate No. W-CHE-1

     This Warrant to purchase Common Stock (the "Warrant") certifies that for value received, Chesapeake Gothic Corp., an Oklahoma corporation, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 2,439,246 duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as hereinafter defined) at the Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 PM, Tulsa, Oklahoma time, on April ___, 2008.

     As used herein, the following terms shall have the meanings set forth below:

     "Company" shall mean Gothic Energy Corporation, an Oklahoma corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

     "Common Stock" shall mean and include the Company's Common Stock, par value $0.01 per share, irrespective of class unless otherwise specified, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.2 hereof, the stock or securities provided for in such Section 3.2, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.


     "Convertible Securities" shall mean any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

     "Exercise Price" shall mean the purchase price of $.01 per share of Common Stock payable upon exercise of the Warrant.

     "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Warrant" shall mean this Warrant, and any one or more Warrants into which this Warrant may be exchanged or converted ("Warrants"), representing the right to purchase up to 2,439,246 Warrant Shares, or such greater or lesser amounts as may result pursuant to the adjustments provided for herein.

     "Warrant Shares" shall mean the shares of Common Stock or other securities purchased or purchasable by the holder hereof upon the exercise of the Warrants, taking into account all adjustments provided for herein.

                                   ARTICLE I

                             EXERCISE OF WARRANTS

     1.1  Exercise Period.

          The Warrant represented hereby may be exercised by the Holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 PM, Tulsa, Oklahoma time, on April ___, 2008.

     1.2  Method of Exercise.

          To exercise the Warrants, the Holder hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1 hereof, (i) a written notice in the form of the Subscription Notice attached as Exhibit I hereto, stating therein the election of such holder to exercise the Warrant in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price in cash or by bank check or wire transfer for all Warrant Shares purchased hereunder, or a written notice (a "Cashless Exercise" notice) to the Company that such Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon such exercise of the Warrant which, when multiplied by the Exercise Price, is equal to the Exercise Price for the total number of Warrant Shares to which such exercise relates (and such withheld shares shall no longer be issuable under this Warrant); (iii) if this Warrant is not registered in the name of the Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the current Holder; and (iv) this Warrant. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five (5) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrant has expired, deliver to the holder hereof (within such five (5) day period) a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which the Warrant shall not have been previously exercised, but in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation, the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and the right to exercise voting rights.

     1.3 Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes), other than income taxes payable by the Holder, attributable to the preparation, issuance or delivery of the Warrant and of the issuance of the Warrant Shares.

     1.4 Reservation of Shares. The Company shall reserve at all times so long as the Warrant remains outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the Warrant. The Company shall take all such actions as may be necessary to assure that all such Warrant Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or automated quotation system upon which shares of Common Stock may be listed or quoted (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance). The Company shall take all such actions as may be necessary to assure that all such Warrant Shares shall be authorized, approved for and listed on any national securities exchange or quotation system on which the Company's Common Stock is listed or quoted. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant. The Company will from time to time take all action as may be necessary to assure that the par value of the Common Stock is at all times equal to or less than the Exercise Price.

     1.5 Valid Issuance. All Warrant Shares that may be issued upon any exercise of the Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price then in effect to be less than the par value, if any, of the Common Stock).

     1.6 Purchase Agreement. The Warrant represented hereby is part of a duly authorized issuance and sale of warrants to purchase Common Stock pursuant to that certain Securities Purchase Agreement dated March 31, 1998 (the "Agreement"), between the Company and the Holder.

     1.7 Acknowledgment of Rights. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the Holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

     1.8 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock (or other securities) on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole Warrant Shares purchasable on exercise of the Warrants so presented.

     1.9 Assistance and Cooperation. The Company shall not close its books against the transfer of this Warrant or of any Warrant Share in any manner which interferes with the timely exercise of this Warrant. The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

     1.10 Delayed Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                                  ARTICLE II

                                   TRANSFER

     2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 5727 South Lewis Avenue, Suite 8700, Tulsa, Oklahoma 74105, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     2.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article II. Notwithstanding the foregoing, the Warrants represented hereby, if otherwise properly assigned in compliance with this
Article II (i.e., but for registration of the transfer at the Warrant Office), may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

     2.3 Restrictions on Transferability of Warrant. Subject to the transfer conditions referred to herein, this Warrant and all rights hereunder (including, but not limited to, Registration Rights under Article VI) are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the Warrant Office of the Company. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. The Company shall, from time to time, register the transfer of the Warrants in such books upon surrender of any such Warrant at the Warrant Office accompanied by a properly executed Assignment and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section 2.3. Prior to any transfer as provided herein, the transferor shall provide written notice to the Company.

     2.4 Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof, by the Holder at the Warrant Office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     2.5 Compliance with Securities Laws. Notwithstanding any other provisions contained in this Warrant, the Holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

          2.5.1 The holder hereof agrees that the Warrant and Warrant Shares shall not be sold or otherwise transferred unless the Warrant or Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are sold in a transaction that is exempt therefrom.

          2.5.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER APPLICABLE SECURITIES LAWS
          AND, ACCORDINGLY, THE SECURITIES REPRESENTED
          BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED,
          OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO
          AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR
          IN A TRANSACTION EXEMPT FROM REGISTRATION
          UNDER, THE SECURITIES ACT AND IN ACCORDANCE
          WITH ANY STATE OR OTHER APPLICABLE SECURITIES
          LAWS."

          2.5.3 Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof not in accordance with this Section 2.5.


                                  ARTICLE III

                                 ANTI-DILUTION

     3. Adjustment Effectuating Anti-Dilution. The number of shares of Common Stock (i.e., Warrant Shares) obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Article III.

     3.1. Adjustment of Warrant Number of Shares. The number of Warrant Shares purchasable upon the exercise of the Warrant shall be subject to adjustment as follows:

          (a) In the case the Company shall issue rights, options or warrants entitling recipients thereof to subscribe for or purchase shares of Common Stock at a price per share which is lower than the Fair Market Value per share of Common Stock (as defined in paragraph (c) of this Section 3.1) as of the date of issuance, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase or pursuant to such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such Fair Market Value. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the date of such issuance.

          (b) In the case the Company shall issue evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options or warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph
(a) of this Section 3.1) then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrant, by a fraction, of which the numerator shall be the then Fair Market Value per share of Common Stock (as defined in paragraph (c) of this Section 3.1) on the date of such distribution, and of which the denominator shall be such Fair Market Value per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the date of the distribution.

          (c) For the purposes of this Section 3.1, "Fair Market Value" shall mean with respect to the Company's Common Stock the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten days consisting of the day as of which "Fair Market Value" is being determined and the nine consecutive business days prior to such day; provided, that if such security is listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Fair Market Value" shall be the fair value thereof determined jointly by the Company and the Holder; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding on the Company and the Holder, and the fees and expenses of such appraiser shall be paid jointly by the Company and the Holder.

          (d) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     3.2 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares (by stock split, stock dividend, recapitalization or otherwise), the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased. Conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares (by reverse stock split or otherwise), the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     3.3 Reorganizations and Asset Sales. If any capital recapitalization, reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

          3.3.1 As a condition of such recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 3.3), lawful and adequate provisions (in form and substance satisfactory to the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of all of the Warrants then outstanding) shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such recapitalization, reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision (in form and substance satisfactory to the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of all of the Warrants then outstanding) shall be made with respect to the rights and interests of such Holder(s) to the end that the provisions hereof shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

          3.3.2 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to each of the Holders hereof at the last address of such holder appearing on the books of the Company,
(i) the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and (ii) all other liabilities and obligations of the Company hereunder. As a condition to any consolidation, share exchange or merger, such successor Person must assume the Company's obligations hereunder by written instrument and issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this Section 3.3.

     3.4 Notice of Adjustment. Whenever the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the Holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall promptly cause to be mailed to the holder hereof copies of such Officer's Certificate together with a notice stating that the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

     3.5  Notices to Holders.  In case at any time the Company proposes:

          (i) to declare any dividend upon its Common Stock payable in capital stock or make any dividend or other distribution to the holders of its Common Stock;

          (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

          (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

          (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the Holder hereof
(a) at least 20 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.


                                  ARTICLE IV

                             Liquidating Dividends

     If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                                   ARTICLE V

                            Reporting Requirements

     5.1 Rule 144 and 144A Reporting Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at times permit the sale of the Warrant or Warrant Shares to the public or other persons without registration, the Company shall use its reasonable best efforts to:

          5.1.1 make and keep public information available, as contemplated by Rule 144 under the Securities Act;

          5.1.2 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          5.1.3  furnish to each Holder of Warrant Shares promptly upon request
(A) a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 of the Securities Act and the Exchange Act, (B) copies of all SEC filings made by the Company within the previous one (1) year period and any press releases issued by the Company since the date of the last such filing, and (C) copies of all Rule 144A information with respect to the Company.


                                  ARTICLE VI

                                 MISCELLANEOUS

     6.1 Entire Agreement. This Warrant and the Purchase Agreement contains the entire agreement between the Holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and supersedes all prior arrangements or understandings with respect thereto.

     6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws (other than the laws of conflicts) of the State of Oklahoma.

     6.3 Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the Warrants; provided that no such action may change the Exercise

Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant. Notwithstanding the foregoing, the Company may, at its option, reduce the Exercise Price of the Warrants, increase the number of shares of stock obtainable upon exercise of each Warrant, or extend the Term of the Warrant for such period as it may determine.

     6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

     6.6 Notice. Any notice or other document required or permitted to be given or delivered to the Holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105, or such other address within the continental United States of America as shall have been furnished by the Company to the Holder of this Warrant.

     6.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any warrant issued under the provisions of this
Section 7.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of warrants pursuant to this
Section 7.8.

     6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.


                                        GOTHIC ENERGY CORPORATION



Dated: April ___, 1998              By:
                                        ---------------------------------
                                        Michael Paulk, President

                                                            Exhibit I

                              SUBSCRIPTION NOTICE
                              -------------------


     The undersigned, the holder of the attached Warrant (Certificate No. W-__________), hereby elects to subscribe to exercise purchase rights represented thereby and to purchase thereunder, __________ shares of the Common Stock covered by such Warrant, and herewith makes payment in full for such shares pursuant to Section 1.2 of such Warrant, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to _________________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.



Dated:
                                 --------------------------------------------



                                 --------------------------------------------
                                 Address


                                 --------------------------------------------
                                 City, State, Zip Code

                                                            Exhibit II


                                  ASSIGNMENT
                                  ----------

     For value received, _________________________, hereby sells, assigns, and transfers unto _________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney, to transfer such Warrant on the books of the Company, with full power of substitution.



Dated:
                                        ----------------------------------------

                         REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF APRIL ___, 1998


                                BY AND BETWEEN


                           GOTHIC ENERGY CORPORATION


                                      AND


                            CHESAPEAKE GOTHIC CORP.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.   Definitions.............................................................. 1

2.   Demand Registrations..................................................... 2

3.   Piggyback Registrations.................................................. 3

4.   Maintaining Effectiveness of Registration Statement...................... 4

5.   Expenses of Registration................................................. 5

6.   Registration Procedures.................................................. 5

7.   Indemnification.......................................................... 7

8.   Certain Information......................................................10

9.   Miscellaneous............................................................10
     (a)    No Inconsistent Agreements........................................10
     (b)    Amendments and Waivers............................................10
     (c)    Notices...........................................................11
     (d)    Successors and Assigns............................................11
     (e)    Rules 144 and 144A................................................11
     (f)    Counterparts......................................................11
     (g)    Headings..........................................................11
     (h)    GOVERNING LAW.....................................................12
     (i)    Severability......................................................12
     (j)    Entire Agreement..................................................12

Exhibit A

     This Registration Rights Agreement (this "Agreement") is made and entered into as of April ___, 1998, by and between Gothic Energy Corporation, an Oklahoma corporation (the "Company"), and Chesapeake Gothic Corp., an Oklahoma corporation (the "Purchaser").

     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of March 31, 1998, by and among the Company, the Purchaser and Chesapeake Acquisition Corporation (the "Purchase Agreement"), relating to the sale by the Company to the Purchaser of $50,000,000 in aggregate liquidation value of its Senior Redeemable Preferred Stock, Series B, par value $.05 per share (the "Preferred Stock"), along with warrants (the "Warrants") for the purchase of 2,439,246 shares (the "Warrant Shares") of its Common Stock, par value $.01 per share ("Common Stock"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Purchaser and its Affiliates (the "Holders") the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the obligations of the Purchaser to purchase the Preferred Stock and Warrants under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that, beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Preferred Stock" shall mean the Senior Redeemable Preferred Stock, Series B, of the Company, $.05 par value per share.

          "Registrable Securities" shall mean (i) the Warrant Shares; (ii) the Preferred Stock; (iii) Preferred Stock which has been converted to Common Stock; and (iv) any Common Stock issued or issuable at any time or from time to time in respect of any of the interests specified in (i) through (iii) hereof upon a stock split, stock dividend, recapitalization or other similar event involving the Company, of any Holder, until such Registrable Securities are registered pursuant to a Registration Statement or until such securities are able to be sold under Rule 144(k) (or successor Rule) under the Securities Act without restriction.

          The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and all auditors, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities registered by any Holder and all fees and disbursements of counsel for such Holders.

     2.   Demand Registrations.

          (a) Registration of Immediate Offering. At any time after September 30, 1998, the Holders of at least 50% of the Registrable Securities (hereinafter the "Majority Holders") may request registration by the Company under the Securities Act of the resale by such Holders of all or any portion of their Registrable Securities (an "Immediate Offering Registration"); provided, however, that, with respect to Common Stock, such request for registration includes such number of shares equal to or greater than 5% of the issued and outstanding shares of Common Stock on the date of request; and provided further, that, with respect to Preferred Stock, such request for registration includes such number of shares equal to or greater than 50% of the issued and outstanding shares of Preferred Stock on the date of request. A request for an Immediate Offering Registration shall specify the approximate number of Registrable Securities requested to be registered by the requesting Holders. Within 10 days after receipt of such request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after delivery of the Company's notice.

          (b) Registration of Delayed or Continuous Offering. At any time after September 30, 1998, the Majority Holders may request registration by the Company under the Securities Act of all or any portion of their Registrable Securities for resale in a delayed or continuous offering to the extent permitted by Rule 415 (or any successor rule thereto) under the Securities Act (a "Shelf Registration"). A registration statement for a Shelf Registration shall provide for resale by the Holders in the manner or manners designated in writing to the Company by them (including, without limitation, one or more underwritten offerings). Within 10 days after the receipt of such request, the Company shall give similar written notice of such requested registration to all other Holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after delivery of the Company's notice.

          (c) Number of Demand Registrations. The Majority Holders shall be entitled to request two (2) Immediate Offering Registrations; provided, a registration shall not count as one of the permitted Immediate Offering Registrations until it has become and remained effective for the prescribed time period. In addition, the Majority Holders shall be entitled to one (1) Shelf Registration; provided, a registration shall not count as the permitted Shelf Registration until it has become and remained effective for the prescribed time period. For purposes of this Agreement, an Immediate Offering Registration and a Shelf Registration shall each constitute and be referred to as "Demand Registration."

          (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of at least 75% of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of shares, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Majority Holders initially requesting registration, subject, however, to the terms of any other agreement entered into prior to the date hereof to which the Company shall be a party, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders of Registrable Securities, on the basis of the amount of shares requested for inclusion by each such Holder, then, after the inclusion of all such Registrable Securities, the Company shall include any other securities requested for inclusion.

          (e) Selection of Underwriters. The Majority Holders initially requesting registration in any Demand Registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

     3.  Piggyback Registrations.

          (a) Right to Piggyback. At any time after September 30, 1998, whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-4 or Form S-8) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within five (5) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all Holders of Warrants or Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration, subject, however, to the terms of any other agreement entered into prior to the date hereof to which the Company shall be a party, (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, subject to pro rata cut back among the Holders thereof, and (iii) third, other securities requested to be included in such registration.

          (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration, subject, however, to the terms of any other agreement entered into prior to the date hereof to which the Company shall be a party, (i) first, the securities requested to be included therein by the holders requesting such registration,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such securities on the basis of the number of securities so requested to be included therein, and (iii), third, other securities requested to be included in such registration.

          (d) Right of Holder to Withdraw. A Holder who has given notice to the Company under Section 3(a) requesting inclusion of any Registrable Securities in a Piggyback Registration shall, on five (5) business days notice to the Company, have the right to withdraw its Registrable Securities from the Piggyback Registration.

          (e) Right of Company to Withdraw. The Company shall, on five business days notice to all holders who have given notice to the Company under
Section 3(a) requesting inclusion of their Registrable Securities in a Piggyback Registration have the right to withdraw any registration statement filed pursuant to this Section 3 for a Piggyback Registration at any time prior to the effective date thereof.

     4.   Maintaining Effectiveness of Registration Statement.

          (a) The Company shall use its reasonable best efforts to keep any registration statement prepared and filed pursuant to this Agreement continuously effective under the Securities Act from the initial effectiveness thereof until the earliest to occur of (i) the date when all Registrable Securities registered thereunder have been sold in the manner set forth and as contemplated in the registration statement, or (ii) the date when counsel to the Company or other counsel of such Holders' choosing shall render an opinion addressed to the Holders whose Registrable Securities are registered thereunder, to the effect that all remaining Registrable Securities are freely transferable in the open market without limitations as to volume and manner of sale, and without being required to file any forms or reports with the Commission under the Securities Act or the rules and regulations thereunder of the Company (such period being referred to as the "Effectiveness Period").

          (b) If the registration statement filed pursuant to this Agreement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such registration statement in a manner reasonable expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional registration statement covering all of the Registrable Securities originally registered. If an additional registration statement is filed, the Company shall use its reasonable best efforts to cause such registration statement to be declared effective as soon as practicable after such filing and to keep such registration statement continuously effective for the remainder of the Effectiveness Period.

     5. Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders. The Company shall pay all Registration Expenses in connection with any registration initiated under this Article whether or not it has become effective and whether or not such registration has counted as one of the permitted registrations.

     6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant hereto, the Company will keep the Holders advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

          (b) Notify each Holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of time set forth in Section 4, as applicable, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

          (c) Furnish to each Holder such number of copies of the registration statement, each supplement and amendment thereto, and the prospectus included therein, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale of the shares by such Holder, and promptly furnish to each Holder notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing.

          (d) Use its reasonable best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller.

          (e) Use its best efforts to cause the Warrant Shares, together with any shares of Common Stock issuable upon such conversion of Preferred Stock, to be listed on the Nasdaq SmallCap Market or such other Securities Exchange on which the Common Stock is approved for listing.

          (f) Notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the existence of facts or the happening of any event (without necessarily identifying such facts or event to such sellers) as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

          (g) Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Majority Holders of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in any underwritten offering of Registrable Securities.

          (h) Make available for reasonable inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, such financial and other records, corporate documents and properties of the Company as are customarily made available to such persons on a confidential basis by the issuer in connection with a registered public offering of securities similar to the Registrable Securities, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     7.   Indemnification.

          (a) To the extent permitted by law, the Company will indemnify each Holder, each of their respective officers and directors and partners, and each person controlling a Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Holder, each of their respective officers and directors and partners, and each person controlling a Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Holders or such controlling person specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

          (b) To the extent permitted by law, each Holder will, if securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, severally but not jointly, indemnify the Company, each of its directors and officers, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of Registrable Securities sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

          (c) Notwithstanding the foregoing subsections (a) and (b), each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party (in which case the Indemnifying Party shall pay for one separate counsel for those Indemnified Parties with whom such conflict exists). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party. The failure of an Indemnifying Party to give notice to the Indemnified Party of its election to assume and control the defense of any action for which notice has been given to the Indemnifying Party in accordance with this paragraph within 30 days after receipt of such notice shall constitute an election by the Indemnifying Party not to assume and control the defense of such action. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties or the Indemnifying

Party with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of one separate counsel for such Indemnified Parties.

          (d) If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each respective shareholder offering securities in the offering (the "Selling Security Holder"), on the other, from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and each Selling Security Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each Selling Security Holder, on the other, shall be the net proceeds from the offering (before deducting expenses) received by the Company, on the one hand, and each Selling Security Holder, on the other. The relative fault of the Company, on the one hand, and each Selling Security Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Selling Security Holder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Selling Security Holder agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. Notwithstanding the provisions of this Section, no Selling Security Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Security Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

     8.   Certain Information.

          (a) Each Holder agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding such Holder, the

Registrable Securities and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          (b) The failure of a Holder to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to any other selling security holders who furnish such information unless, in the reasonable opinion of counsel to the Company, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

     9.   Miscellaneous.

          (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this paragraph, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 9(c), which address initially is, with respect to each Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(c).

               All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered, five (5) Business Days after being deposited in the mail, postage prepaid, if mailed;
(ii) when answered back, if telexed; (iii) when receipt is acknowledged, if telecopied; and (iv) on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of any successor, assign or transferee of any Holder; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms and conditions of this Agreement or the Purchase Agreement.

          (e) Rules 144 and 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A. The Company further covenants that so long as any Registrable Securities remain outstanding to make available to any Holder of Registrable Securities in connection with any sale thereof, the information required by Rule 144A(d)(4) promulgated under the Securities Act in order to permit resales of such Registrable Securities pursuant to (a) such Rule 144A or (b) any similar rule or regulation hereafter adopted by the Commission.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (H) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF OKLAHOMA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF OKLAHOMA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                                  GOTHIC ENERGY CORPORATION
                                                       (the "Company")



                                            By:
                                                  ------------------------------
                                                  Michael Paulk, President



                                                  CHESAPEAKE GOTHIC CORP.
                                                     (the "Purchaser")



                                            By:
                                                  ------------------------------
                                                  Aubrey K. McClendon, President